                                                                    EXHIBIT 99.4
VACATIONSPOT.COM, INC.

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE
SIX-MONTH PERIODS ENDED
DECEMBER 31, 1999 AND 1998 (unaudited)

VACATIONSPOT.COM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND JUNE 30, 1999 (unaudited)
================================================================================

                                                                                                   December 31,     June 30,
ASSETS                                                                                                 1999           1999
------                                                                                                 ----           ----

CURRENT ASSETS:
      Cash and cash equivalents                                                                     $11,442,269   $ 6,593,492
      Accounts receivable                                                                               128,112        29,796
      Prepaid expenses                                                                                   56,890        29,126
                                                                                                    -----------   -----------

                        Total current assets                                                         11,627,271     6,652,414

PROPERTY AND EQUIPMENT, net                                                                             335,427       179,729

GOODWILL, net                                                                                         4,665,708

INTANGIBLE ASSETS, net                                                                                  677,732       805,042
                                                                                                    -----------   -----------

TOTAL                                                                                               $17,306,138   $ 7,637,185
                                                                                                    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
      Accounts payable                                                                              $   472,439   $   187,446
      Accrued expenses                                                                                  271,669        74,792
      Unearned revenue                                                                                  108,851        93,084
                                                                                                    -----------   -----------

                        Total current liabilities                                                       852,959       355,322

COMMITMENTS

STOCKHOLDERS' EQUITY:
      Series A convertible preferred stock, $0.0001 par value - Authorized,
            1,346,666 shares; issued and outstanding, 1,010,000 shares
            with liquidation preference of $0.50 per share                                                  101           101
      Series A-1 convertible preferred stock, $0.0001 par value -
            Authorized, 1,346,666 shares; none issued and outstanding
            liquidation preference of $0.50 per share
      Series B convertible preferred stock, $0.0001 par value - Authorized,
            4,600,000 shares; issued and outstanding, 4,362,498 and 3,562,500 shares,
            respectively, with liquidation preference of $2.00 per share                                    436           356
      Series B-1 convertible preferred stock, $0.0001 par value -
            Authorized, 4,600,000 shares; none issued and outstanding
            with liquidation preference of $2.00 per share
      Series C convertible preferred stock, $0.0001 par value - Authorized,                                 200
            3,000,000 shares; issued and outstanding, 1,999,900 shares with liquidation preference of $4.00 per share
      Series C-1 convertible preferred stock, $0.0001 par value - Authorized,
            3,000,000 shares; none issued and outstanding with liquidation preference of $4.00 per share
      Common stock, $0.0001 par value - Authorized, 30,000,000 shares;
            issued and outstanding, 8,067,996 and 6,314,350 shares, respectively                            806           631
      Additional paid-in capital                                                                     23,943,759    11,042,882
      Unearned stock-based compensation                                                                (102,931)     (102,931)
      Notes receivable from affiliated parties                                                         (114,510)     (114,510)
      Accumulated deficit                                                                            (7,190,408)   (3,544,666)
      Accumulated other comprehensive loss:
            Cumulative currency translation adjustment                                                  (84,274)
                                                                                                    -----------   -----------

                       Total stockholders' equity                                                    16,453,179     7,281,863
                                                                                                    -----------   -----------

TOTAL                                                                                               $17,306,138   $ 7,637,185
                                                                                                    ===========   ===========

See notes to consolidated financial statements.

VACATIONSPOT.COM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
SIX-MONTH PERIODS ENDED DECEMBER 31, 1999 AND 1998 (unaudited)
==============================================================================

                                                    December 31,
                                                    ------------
                                               1999               1998
                                               ----               ----
NET REVENUES                                  $   479,595        $   143,560

COST OF REVENUES                               (1,258,836)           (53,829)
                                              -----------        -----------
      Gross margin                               (779,241)            89,731

OPERATING EXPENSES:
      Product development                       1,057,166            454,872
      Sales and marketing                       1,332,452            531,305
      General and administrative                  654,602            377,973
                                              -----------        -----------

                                                3,044,220          1,364,150
                                              -----------        -----------

LOSS FROM OPERATIONS                           (3,823,461)        (1,274,419)

OTHER INCOME                                      177,719             19,513
                                              -----------        -----------

NET LOSS                                       (3,645,742)       $(1,254,906)
                                                                 ===========

OTHER COMPREHENSIVE LOSS:
      Currency translation adjustment             (84,274)
                                              -----------

COMPREHENSIVE LOSS                            $(3,730,016)
                                              ===========

See notes to consolidated financial statements.

VACATIONSPOT.COM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
SIX-MONTH PERIOD ENDED DECEMBER 31, 1999 (unaudited)
==============================================================================

                                                                                          Series A                  Series B
                                                                                        convertible                convertible
                                                               Common stock          preferred stock              preferred stock
                                                               ------------          ---------------              ---------------
                                                            Shares       Amount     Shares      Amount        Shares       Amount
                                                            ------       ------     ------      ------        ------       ------


BALANCE, June 30, 1999                                       6,314,350     $631     1,010,000     $101      3,562,500       $356

      Issuance of Series C preferred stock

      Issuance of stock related to acquisition of VHR
            International, s.a.                              1,609,946      161                               799,998         80

      Issuance of common stock                                 143,700       14

      Other comprehensive loss:
           Currency translation adjustment

      Net loss
                                                             ---------     ----     ---------     ----      ---------       ----

Balance, December 31, 1999                                   8,067,996     $806     1,010,000     $101      4,362,498       $436
                                                             =========     ====     =========     ====      =========       ====

                                                                 Series C
                                                               convertible       Additional     Unearned
                                                             preferred stock      paid-in      stock-based
                                                             ---------------
                                                            Shares      Amount    capital     compensation
                                                            ------      ------    -------     ------------
BALANCE, June 30, 1999                                                           $11,042,882     $(102,931)

      Issuance of Series C preferred stock                1,999,900       $200     7,999,400

      Issuance of stock related to acquisition of VHR
            International, s.a.                                                    4,819,647

      Issuance of common stock                                                        81,830

      Other comprehensive loss:
           Currency translation adjustment

      Net loss
                                                           ---------       ----   -----------     ---------

Balance, December 31, 1999                                 1,999,900       $200   $23,943,759     $(102,931)
                                                           =========       ====   ===========     =========

                                                           Notes
                                                         receivable                     Cumulative
                                                       from affiliated    Accumulated   translation   Stockholders'
                                                           parties          deficit      adjustment       equity
                                                           -------          -------      ----------       ------
BALANCE, June 30, 1999                                      $(114,510)   $(3,544,666)                  $ 7,281,863

      Issuance of Series C preferred stock                                                               7,999,600

      Issuance of stock related to acquisition of VHR
            International, s.a.                                                                          4,819,888

      Issuance of common stock                                                                              81,844

      Other comprehensive loss:
           Currency translation adjustment                                                $(84,274)        (84,274)

      Net loss                                                            (3,645,742)                   (3,645,742)
                                                            ---------    -----------      --------     -----------

Balance, December 31, 1999                                  $(114,510)   $(7,190,408)     $(84,274)    $16,453,179
                                                            =========    ===========      ========     ===========

See notes to consolidated financial statements.
                                                                             -4.

VACATIONSPOT.COM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
SIX-MONTH PERIODS ENDED DECEMBER 31, 1999 AND 1998 (unaudited),
==============================================================================

                                                                                                 December 31,
                                                                                                 ------------
                                                                                          1999                    1998
                                                                                          ----                    ----

OPERATING ACTIVITIES:
      Net loss                                                                             $(3,645,742)            $(1,254,906)
      Adjustment to reconcile net loss to net cash used by operating activities:
            Depreciation and amortization                                                      316,149                 404,522
            Recognition of sales and marketing expense for
                  warrants for common stock                                                     86,411
            Cash provided (used) by changes in operating assets
                  and liabilities, net of effects of purchase of VHR
                  International, s.a.
                       Accounts receivable and prepaid expenses                               (212,491)                (23,837)
                       Accounts payable and accrued expenses                                   481,870                  12,751
                       Unearned revenue                                                         15,767                  52,715
                                                                                           -----------             -----------

      Net cash used by operating activities                                                 (2,958,036)               (808,755)

INVESTING ACTIVITIES:
      Additions to property and equipment                                                     (190,357)               (158,814)
      Purchase of intangible assets                                                                                 (1,199,854)
                                                                                           -----------             -----------

      Net cash used by investing activities                                                   (190,357)             (1,358,668)

FINANCING ACTIVITIES:
      Member contributions                                                                                           2,894,277
      Proceeds from issuance of common and preferred stock                                   8,081,444
                                                                                           -----------             -----------

      Net cash provided by financing activities                                              8,081,444               2,894,277

EFFECT OF FOREIGN EXCHANGE RATES CHANGES ON CASH
      AND CASH EQUIVALENTS                                                                     (84,274)
                                                                                           -----------             -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                    4,848,777                 726,854

CASH AND CASH EQUIVALENTS:
      Beginning of period                                                                    6,593,492                     178
                                                                                           -----------             -----------
       End of period                                                                       $11,442,269             $   727,032
                                                                                           ===========             ===========

See notes to consolidated financial statements.

VACATIONSPOT.COM, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. Consolidated operating results for the six month period ended December 31, 1999 are not necessarily indicative of the results that may be expected for the year ending June 30, 2000. For further information, refer to the financial statements for the year ended June 30, 1999 and for the cumulative period from December 2, 1997 (inception) to June 30, 1998 and notes thereto included herein.

PREFERRED STOCK

In December 1999, the Company issued 1,999,900 shares of Series C preferred stock. Proceeds received from the offering totaled approximately $8,000,000.

ACQUISITION

In July 1999, VacationSpot.com, Inc. issued 1,609,946 shares of common stock and 799,998 shares of Series B preferred stock, with a combined value of approximately $4,800,000 in exchange for approximately 96.4% of the outstanding stock and warrants of VHR International, s.a. in a transaction that was accounted for under the purchase method of accounting. The 3.6% of the outstanding stock of VHR International, s.a. not originally purchased by VacationSpot.com, Inc. is owned by a founder of VHR International, s.a. and is subject to a call option via a July 1999 shareholders' agreement between the Company and the shareholder. Under the terms of the agreement, the Company may acquire the remaining 3.6% (or 1,000 shares) of VHR International, s.a. for 90,055 shares of VacationSpot.com, Inc. common stock and $15,000 on or before August 31, 2000.

SUBSEQUENT EVENT

On March 17, 2000, the Company was acquired by Expedia, Inc. All of the outstanding shares, options, and warrants of the Company were exchanged for approximately $82,877,000 of 2.6 million unregistered Expedia, Inc. shares and options.

                                                                               6